 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): December 9, 2020

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On July 24, 2020, Amyris, Inc. (the “Company”) and the members of our board of directors were named as defendants in a putative stockholder class action filed in the Court of Chancery of the State of Delaware (the “Court”) captioned Alexander Flatischler v. John Melo, et al., C.A. No. 2020-0617-JRS (the “Action”). The complaint alleged that the Company’s July 6, 2020 Schedule 14A proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”), omitted material information regarding the transactions described therein, which required stockholder approval of certain issuances of the Company’s common stock. The Action sought, among other remedies, to enjoin the stockholder vote. After the Action was filed, and without admitting that the allegations in the Action had any merit, the Company supplemented the Proxy Statement by including additional disclosures in a Schedule 14A filed with the SEC on August 5, 2020. On August 6, 2020, the Court approved a stipulated order under which the plaintiff voluntarily dismissed the action as moot, with prejudice as to himself only, but without prejudice as to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses (the “Fee Application”). Without admitting that the allegations in the Action had any merit and while continuing to maintain that such allegations were without merit, the Company decided it was in its and the stockholders’ best interests to resolve the Fee Application and avoid further litigation of the issue by agreeing to pay $125,000 (the “Mootness Fee”) to plaintiff’s counsel in full satisfaction of their claim for attorneys’ fees and expenses in the Action. On December 9, 2020, the Court entered a stipulated order providing that the Company would issue this notice. The Court has not and will not pass judgment on the amount of the Mootness Fee.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 14, 2020	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary